SUPPLEMENT DATED MARCH 21, 2007 TO

PROSPECTUS DATED MAY 1, 2006 FOR

SCHEDULED PURCHASE PAYMENT DEFERRED VARIABLE ANNUITY CONTRACTS

ISSUED BY

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

THROUGH ITS

GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

Effective March 22, 2007, the Immediate Installment Account will not be available for new purchase payments until further notice. All Flexible Purchase Payments received that are greater than 6 Scheduled Installments will be allocated to the General Account.